*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 9, 2014.

ROGERS CORPORATION

ROGERS CORPORATION
ONE TECHNOLOGY DRIVE
P.O. BOX 188
ROGERS, CT 06263-0188

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	March 12, 2014
Date: May 9, 2014	Time: 10:30 a.m., local time
Location: Hyatt Harborside Hotel
at Logan International Airport
101 Harborside Drive
Boston, Massachusetts 02128

Directions to the Annual Meeting can be obtained by calling Rogers at 860-779-5711, or by going to http://tinyurl.com/av3c8z9

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice and Proxy Statement	2. Annual Report

How to View Online:
Have the information that is printed in the box marked by the arrow –—> XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow –—> XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 24, 2014 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow –—> XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends a vote FOR the following:

1.	Election of Directors

Nominees
	01) Michael F. Barry	06) Ganesh Moorthy
	02) Bruce D. Hoechner	07) Robert G. Paul
	03) Gregory B. Howey	08) Peter C. Wallace
04) Carol R. Jensen
05) William E. Mitchell

The Board of Directors recommends a vote FOR proposals 2, 3, 4 and 5.

2.	To vote on a non-binding advisory resolution to approve the executive compensation as disclosed in the accompanying proxy statement for the meeting.

3.	To vote on re-approval of the material terms permitted for performance goals that may be used under the Annual Incentive Compensation Plan for the purposes of compensation deductibility under Section 162(m) of the Internal Revenue Code.

4.	To approve an amendment to the Rogers Corporation 2009 Long-Term Equity Compensation Plan to increase the number of shares of stock issuable thereunder from 1,775,000 to 2,575,000 and to re-approve the material terms of the performance goals under the 2009 Long-Term Equity
Compensation Plan for purposes of compensation deductibility under Section 162(m) of the Internal Revenue Code.

5.	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of Rogers Corporation for the fiscal year ending
December 31, 2014.

6.	To transact such other business as may properly come before the meeting or any adjournment thereof.

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